Exhibit 99

FOR RELEASE 6:00 AM ET, July 25, 2013

Contact:                      Robert S. Tissue, Sr. Vice President & CFO
Telephone:                 (304) 530-0552
Email:                           rtissue@summitfgi.com

SUMMIT FINANCIAL GROUP REPORTS SECOND QUARTER 2013 RESULTS

MOOREFIELD, WV – July 25, 2013 (GLOBE NEWSWIRE) – Summit Financial Group, Inc. (“Company” or “Summit”) (NASDAQ: SMMF) today reported second quarter 2013 net income applicable to common shares of $1,023,000, or $0.13 per diluted share, compared with $719,000, or $0.09 per diluted share, for the second quarter of 2012. Second quarter 2013 results, as compared to the same period in 2012, were positively impacted primarily by a lower provision for loan losses.

Excluding from second quarter 2013 nonrecurring items (on a pre-tax basis) consisting of realized securities losses of $57,000, losses on sales of assets of $512,000, charges for other-than-temporary impairment (“OTTI”) of securities of $27,000 and write-downs of foreclosed properties of $1.49 million, and from second quarter 2012 realized securities gains of $320,000, losses on sales of assets of $523,000, charges for other-than-temporary impairment (“OTTI”) of securities of $106,000 and write-downs of foreclosed properties of $1.63 million, pro forma second quarter 2013 earnings were approximately $2.34 million, or $0.27 per diluted share, compared to $1.94 million, or $0.22 per diluted share, for the year-ago period.

For the six months ended June 30, 2013, Summit recorded net income applicable to common shares of $2.62 million, or $0.31 per diluted share, compared with $2.22 million, or $0.27 per diluted share, for the comparable 2012 six-month period.

Excluding  from the six month period ended June 30, 2013 nonrecurring items (on a pre-tax basis) comprised of realized securities losses of $16,000, losses on sales of assets of $552,000, OTTI charges of $80,000 and write-downs of foreclosed properties of $2.42 million, and from the 2012 first six-month period realized securities gains of $1.49 million, losses on sale of assets of $599,000, OTTI charges of $335,000 and write-downs of foreclosed properties of $3.54 million, pro forma earnings for first six months of 2013 were approximately $4.56 million, or $0.52 per diluted share, compared to $4.11 million, or $0.47 per diluted share, for the 2012 six month period.

Highlights for Q2 2013 include:

•	Achieved ninth consecutive quarter of positive quarterly earnings.

•	Nonperforming assets declined for the sixth consecutive quarter, reaching its lowest level since fourth quarter 2008; OREO is at its lowest level since fourth quarter 2009.

•	Earnings continue to be positively impacted by reduced provisions for loan losses.

•	Net interest margin decreased 11 basis points compared to Q1 2013 and decreased 8 basis points compared to Q2 2012.

•	Recorded charges of $1.49 million and $27,000, respectively, to write-down foreclosed properties and to recognize OTTI of securities.

•	Summit’s leverage capital ratio is at its highest level in seven years and its total risk-based capital ratio is at highest level in thirteen years.

H. Charles Maddy, III, President and Chief Executive Officer of Summit, commented, “We continue to make progress towards improving our earnings performance, reducing our portfolio of problem assets, and strengthening our capital levels. I am particularly pleased by the 14 percent reduction in nonperforming assets this past quarter, representing the sixth consecutive quarter of decline.  Reducing our portfolio of problem assets remains top priority, and we are encouraged to observe continuing improvement in local real estate market conditions. However, we anticipate earnings may continue to fluctuate from quarter-to-quarter in the near term as our foreclosed properties are re-appraised and adjusted to estimated fair values on an ongoing basis.”

Results from Operations

Total revenue for the second quarter 2013, consisting of net interest income and noninterest income, was $10.2 million compared to $10.8 million for the second quarter 2012. For the year-to-date period ended June 30, 2013, total revenue was $21.7 million compared to $22.5 million for the same period in 2012.

Total revenue excluding nonrecurring items (as enumerated above) was $12.3 million for second quarter 2013 compared to $12.7 million for the same prior-year quarter, a decrease of 3.6 percent.  For the first half of 2013, total revenue excluding nonrecurring items was $24.8 million compared to $25.5 million for the first half of 2012.

For the second quarter of 2013, net interest income decreased to $9.5 million, compared to $10.0 million reported in the prior-year second quarter and $9.8 million reported in the linked quarter. The net interest margin for second quarter 2013 was 3.12 percent compared to 3.20 percent for the year-ago quarter, and 3.23 percent for the linked quarter.

Noninterest income, consisting primarily of insurance commissions from Summit's insurance agency subsidiary and service fee income from community banking activities, for second quarter 2013 was $686,000 compared to $828,000 for the comparable period of 2012. Excluding nonrecurring items (as enumerated above), noninterest income was $2.78 million for second quarter 2013, compared to the $2.77 million reported for second quarter 2012.

The provision for loan losses was $1.0 million for the second quarter of 2013 compared to $1.5 million and $2.0 million for the linked and year-ago quarters, respectively.

Noninterest expenses continue to be well-controlled.  Total noninterest expense increased 3.1% for the quarter to $7.5 million from the $7.3 million reported in second quarter 2012. Noninterest expense for the first half of 2013 increased 1.9% compared to the first half of 2012. Cost-saving initiatives continue in place and their impact remains beneficial.

Balance Sheet

At June 30, 2013, total assets were $1.37 billion, a decrease of $17.1 million, or 1.2 percent, and a decrease of $46.5 million, or 3.3 percent, since December 31, 2012 and June 30, 2012, respectively. Total loans, net of unearned fees and allowance for loan losses, were $926.0 million at June 30, 2013, down $11.2 million, or 1.2 percent, from the $937.2 million reported at year end 2012.

All loan categories have declined since year end 2012.  Commercial real estate (“CRE”), the largest component of Summit’s loan portfolio, decreased $2.9 million or 0.7 percent. The second largest component of Summit’s loan portfolio, residential real estate, declined $2.4 million, or 0.7 percent, while construction and development (“C&D”) loans declined $2.0 million, or 2.5 percent and commercial (“C&I”) loans declined $6.9 million, or 8.0 percent.

At June 30, 2013, deposits were $1.04 billion, an increase of $11.0 million, or 1.1 percent, since year end 2012. During the first half of 2013, interest bearing checking deposits grew $11.5 million, or 6.6 percent, to $187.2 million, while savings and time deposits increased by $3.0 million and $4.9 million, respectively, or 1.6 percent and 0.9 percent, respectively.  Long-term borrowings and subordinated debentures declined by 16.6 percent since year end 2012, as the Company paid down $39.7 million in maturing borrowings during this period.

Asset Quality

As of June 30, 2013, nonperforming assets (“NPAs”), consisting of nonperforming loans, foreclosed properties, and repossessed assets, were $78.2 million, or 5.70 percent of assets. This compares to $90.9 million, or 6.54 percent of assets at the linked quarter, and $106.1 million, or 7.49 percent of assets at June 30, 2012.

Second quarter 2013 net loan charge-offs were $3.9 million, or 1.63 percent of average loans annualized, while adding $1.0 million to the allowance for loan losses. The allowance for loan losses stood at $14.1 million, or 1.50 percent of total loans at June 30, 2013, compared to 1.88 percent at December 31, 2012.

Capital Adequacy

Shareholders’ equity was $107.2 million as of June 30, 2013 compared to $108.6 million December 31, 2012.

Summit's depository institution, Summit Community Bank, Inc. (the “Bank”), is well in excess of regulatory requirements for a "well capitalized" institution at June 30, 2013. The Bank’s total risk-based capital ratio improved to 15.6 percent at June 30, 2013 compared to15.0 percent at December 31, 2012, while its Tier 1 leverage capital ratio improved to 10.2 percent from the 9.8 percent reported at December 31, 2012. Total common shares outstanding as of June 30, 2013 were 7,440,222.

About the Company

Summit Financial Group, Inc. is a $1.37 billion financial holding company headquartered in Moorefield, West Virginia. Summit provides community banking services primarily in the Eastern Panhandle and South Central regions of West Virginia and the Northern and Shenandoah Valley regions of Virginia, through its bank subsidiary, Summit Community Bank, Inc., which operates fifteen banking locations. Summit also operates Summit Insurance Services, LLC in Moorefield, West Virginia and Leesburg, Virginia.

FORWARD-LOOKING STATEMENTS

This press release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Words such as “expects”, “anticipates”, “believes”, “estimates” and other similar expressions or future or conditional verbs such as “will”, “should”, “would” and “could” are intended to identify such forward-looking statements.

Although we believe the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.  Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking laws and regulations; changes in tax laws; the impact of technological advances; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; and changes in the national and local economies.  We undertake no obligation to revise these statements following the date of this press release.

NON-GAAP FINANCIAL MEASURES

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles in the United States of America ("GAAP").  Specifically, Summit adjusted GAAP performance measures to exclude the effects of realized and unrealized securities gains and losses, gains/losses on sales of assets, and write-downs of foreclosed properties to estimated fair value included in its Statements of Income.  Management deems these items to be unusual in nature and believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is important for a proper understanding of the operating results of Summit's core business. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Quarterly Performance Summary -- Q2 2013 vs Q2 2012

	For the Quarter Ended		Percent
Dollars in thousands	6/30/2013	6/30/2012	Change
Condensed Statements of Income
Interest income
Loans, including fees	$12,799	$14,041	-8.8%
Securities	1,507	2,225	-32.3%
Other	2	12	-83.3%
Total interest income	14,308	16,278	-12.1%
Interest expense
Deposits	2,820	3,360	-16.1%
Borrowings	1,984	2,947	-32.7%
Total interest expense	4,804	6,307	-23.8%
Net interest income	9,504	9,971	-4.7%
Provision for loan losses	1,000	2,001	-50.0%
Net interest income after provision
for loan losses	8,504	7,970	6.7%

Noninterest income
Insurance commissions	1,132	1,141	-0.8%
Service fees related to deposit accounts	1,085	1,075	0.9%
Realized securities gains	(57)	320	-117.8%
Gain (loss) on sale of assets	(512)	(523)	-2.1%
Other-than-temporary impairment of securities	(27)	(106)	-74.5%
Write-downs of foreclosed properties	(1,494)	(1,631)	-8.4%
Other income	559	552	1.3%
Total noninterest income	686	828	-17.1%
Noninterest expense
Salaries and employee benefits	3,987	3,892	2.4%
Net occupancy expense	476	490	-2.9%
Equipment expense	559	605	-7.6%
Professional fees	360	242	48.8%
FDIC premiums	515	500	3.0%
Foreclosed properties expense	295	233	26.6%
Other expenses	1,329	1,333	-0.3%
Total noninterest expense	7,521	7,295	3.1%
Income before income taxes	1,669	1,503	11.0%
Income taxes	452	590	-23.4%
Net income	1,217	913	33.3%
Preferred stock dividends	194	194	0.0%

Net income applicable to common shares	$1,023	$719	42.3%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Quarterly Performance Summary -- Q2 2013 vs Q2 2012

	For the Quarter Ended		Percent
	6/30/2013	6/30/2012	Change
Per Share Data
Earnings per common share
Basic	$0.14	$0.10	40.0%
Diluted	$0.13	$0.09	44.4%

Average shares outstanding
Basic	7,438,401	7,425,472	0.2%
Diluted	9,619,585	8,927,802	7.7%

Performance Ratios
Return on average equity (A)	4.40%	3.44%	27.9%
Return on average assets	0.35%	0.25%	40.0%
Net interest margin	3.12%	3.20%	-2.5%
Efficiency ratio (B)	56.52%	53.13%	6.4%

                                                                          NOTE (A) – Net income divided by total average shareholders’ equity.

                                                                          NOTE (B) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Six Month Performance Summary -- 2013 vs 2012

	For the Six Months Ended		Percent
Dollars in thousands	6/30/2013	6/30/2012	Change
Condensed Statements of Income
Interest income
Loans, including fees	$25,703	$28,406	-9.5%
Securities	3,171	4,645	-31.7%
Other	3	24	-87.5%
Total interest income	28,877	33,075	-12.7%
Interest expense
Deposits	5,588	7,073	-21.0%
Borrowings	4,027	6,013	-33.0%
Total interest expense	9,615	13,086	-26.5%
Net interest income	19,262	19,989	-3.6%
Provision for loan losses	2,500	4,002	-37.5%
Net interest income after provision
for loan losses	16,762	15,987	4.8%

Noninterest income
Insurance commissions	2,316	2,299	0.7%
Service fees related to deposit accounts	2,096	2,089	0.3%
Realized securities gains	(16)	1,485	-101.1%
Gain (loss) on sale of assets	(552)	(599)	-7.8%
Other-than-temporary impairment of securities	(80)	(335)	-76.1%
Write-downs of foreclosed properties	(2,423)	(3,543)	-31.6%
Other income	1,123	1,135	-1.1%
Total noninterest income	2,464	2,531	-2.6%
Noninterest expense
Salaries and employee benefits	8,105	7,793	4.0%
Net occupancy expense	932	968	-3.7%
Equipment expense	1,157	1,210	-4.4%
Professional fees	611	558	9.5%
FDIC premiums	1,055	1,022	3.2%
Foreclosed properties expense	575	595	-3.4%
Other expenses	2,679	2,688	-0.3%
Total noninterest expense	15,114	14,834	1.9%
Income before income taxes	4,112	3,684	11.6%
Income taxes	1,102	1,073	2.7%
Net income	3,010	2,611	15.3%
Preferred stock dividends	388	388	0.0%

Net income applicable to common shares	$2,622	$2,223	17.9%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Six Month Performance Summary -- 2013 vs 2012

	For the Six Months Ended		Percent
	6/30/2013	6/30/2012	Change
Per Share Data
Earnings per common share
Basic	$0.35	$0.30	16.7%
Diluted	$0.31	$0.27	14.8%

Average shares outstanding
Basic	7,435,344	7,425,472	0.1%
Diluted	9,616,918	9,601,040	0.2%

Performance Ratios
Return on average equity (A)	5.47%	4.96%	10.3%
Return on average assets	0.43%	0.36%	19.4%
Net interest margin	3.18%	3.20%	-0.6%
Efficiency ratio (B)	56.24%	53.40%	5.3%

                                                                          NOTE (A) – Net income divided by total average shareholders’ equity.

                                                                          NOTE (B) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Five Quarter Performance Summary

	For the Quarter Ended
Dollars in thousands	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Condensed Statements of Income
Interest income
Loans, including fees	$12,799	$12,904	$13,512	$13,648	$14,041
Securities	1,507	1,664	1,703	1,934	2,225
Other	2	1	5	7	12
Total interest income	14,308	14,569	15,220	15,589	16,278
Interest expense
Deposits	2,820	2,768	3,017	3,067	3,360
Borrowings	1,984	2,043	2,307	2,587	2,947
Total interest expense	4,804	4,811	5,324	5,654	6,307
Net interest income	9,504	9,758	9,896	9,935	9,971
Provision for loan losses	1,000	1,500	2,498	2,000	2,001
Net interest income after provision
for loan losses	8,504	8,258	7,398	7,935	7,970

Noninterest income
Insurance commissions	1,132	1,184	1,082	1,052	1,141
Service fees related to deposit accounts	1,085	1,012	1,092	1,074	1,075
Realized securities gains	(57)	42	103	760	320
Gain (loss) on sale of assets	(512)	(40)	(94)	16	(523)
Other-than-temporary impairment of securities	(27)	(54)	(76)	(39)	(106)
Write-downs of foreclosed properties	(1,494)	(929)	(748)	(2,571)	(1,631)
Other income	559	564	644	514	552
Total noninterest income	686	1,779	2,003	806	828
Noninterest expense
Salaries and employee benefits	3,987	4,117	3,799	3,940	3,892
Net occupancy expense	476	457	495	476	490
Equipment expense	559	598	577	576	605
Professional fees	360	251	314	289	242
FDIC premiums	515	540	535	510	500
Foreclosed properties expense	295	279	269	356	233
Other expenses	1,329	1,351	1,433	1,325	1,333
Total noninterest expense	7,521	7,593	7,422	7,472	7,295
Income before income taxes	1,669	2,444	1,979	1,269	1,503
Income taxes	452	651	(126)	272	590
Net income	1,217	1,793	2,105	997	913
Preferred stock dividends	194	194	194	194	194
Net income applicable to common shares	$1,023	$1,599	$1,911	$803	$719

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Five Quarter Performance Summary

	For the Quarter Ended
	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Per Share Data
Earnings per common share
Basic	$0.14	$0.22	$0.26	$0.11	$0.10
Diluted	$0.13	$0.19	$0.22	$0.10	$0.09

Average shares outstanding
Basic	7,438,401	7,432,254	7,425,472	7,425,472	7,425,472
Diluted	9,619,585	9,613,886	9,601,435	9,601,278	8,927,802

Performance Ratios
Return on average equity (A)	4.40%	6.55%	7.76%	3.71%	3.44%
Return on average assets	0.35%	0.52%	0.60%	0.28%	0.25%
Net interest margin	3.12%	3.23%	3.19%	3.17%	3.20%
Efficiency ratio - (B)	56.52%	56.00%	54.00%	54.37%	53.13%

           NOTE (A) – Net income divided by total average shareholders’ equity.

           NOTE (B) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Selected Balance Sheet Data

	For the Quarter Ended
Dollars in thousands, except per share amounts	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012

Assets
Cash and due from banks	$4,336	$3,906	$3,833	$3,752	$4,266
Interest bearing deposits other banks	7,971	7,915	10,969	13,441	14,288
Securities	291,180	283,054	281,539	291,992	289,151
Loans, net	925,979	945,741	937,168	940,933	948,294
Property held for sale	47,258	54,625	56,172	56,033	60,069
Premises and equipment, net	20,936	21,023	21,129	21,265	21,470
Intangible assets	8,124	8,212	8,300	8,387	8,475
Cash surrender value of life insurance policies	30,027	29,791	29,553	30,065	29,808
Other assets	34,159	35,931	38,441	38,218	40,620
Total assets	$1,369,970	$1,390,198	$1,387,104	$1,404,086	$1,416,441

Liabilities and Shareholders' Equity
Deposits	$1,038,163	$1,066,318	$1,027,125	$1,027,307	$1,001,669
Short-term borrowings	16,762	5,960	3,958	20,957	10,957
Long-term borrowings and
subordinated debentures	199,954	199,977	239,657	240,133	290,024
Other liabilities	7,880	7,928	7,809	8,361	8,084
Shareholders' equity	107,211	110,015	108,555	107,328	105,707
Total liabilities and shareholders' equity	$1,369,970	$1,390,198	$1,387,104	$1,404,086	$1,416,441

Book value per common share (A)	$11.15	$11.45	$11.31	$11.20	$11.01
Tangible book value per common share (A)	$10.31	$10.60	$10.44	$10.33	$10.13
Tangible equity / Tangible assets	7.3%	7.4%	7.3%	7.1%	6.9%

                                         NOTE  (A) – Assumes the conversion to common stock of all outstanding shares of convertible preferred stock.

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Regulatory Capital Ratios

	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Summit Financial Group, Inc.
Total Risk Based Capital	14.4%	14.1%	14.0%	13.8%	13.6%
Tier 1 Risk Based Capital	12.1%	11.8%	11.6%	11.3%	11.1%
Tier 1 Leverage Ratio	8.6%	8.4%	8.3%	8.0%	7.9%

Summit Community Bank, Inc.
Total Risk Based Capital	15.6%	15.2%	15.0%	14.6%	14.3%
Tier 1 Risk Based Capital	14.3%	13.9%	13.7%	13.3%	13.1%
Tier 1 Leverage Ratio	10.2%	10.0%	9.8%	9.5%	9.3%

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Loan Composition

Dollars in thousands	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012

Commercial	$78,964	$86,877	$85,829	$88,997	$92,060
Commercial real estate
Owner occupied	149,660	151,942	154,252	150,090	152,347
Non-owner occupied	277,773	288,475	276,082	279,132	280,891
Construction and development
Land and development	73,426	76,277	79,335	82,857	84,383
Construction	7,634	5,782	3,772	2,087	1,793
Residential real estate
Non-jumbo	216,759	213,965	216,714	215,584	217,321
Jumbo	58,567	62,849	61,567	62,748	61,962
Home equity	53,774	53,765	53,263	53,455	51,692
Consumer	20,147	19,638	20,586	21,290	21,212
Other	3,397	3,191	3,701	2,513	2,523
Total loans, net of unearned fees	940,101	962,761	955,101	958,753	966,184
Less allowance for loan losses	14,122	17,020	17,933	17,820	17,890
Loans, net	$925,979	$945,741	$937,168	$940,933	$948,294

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Deposit Composition

Dollars in thousands	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Non interest bearing checking	$92,147	$93,125	$100,592	$96,764	$96,172
Interest bearing checking	187,244	181,327	175,706	177,236	164,867
Savings	196,069	197,587	193,039	197,610	204,509
Time deposits	562,703	594,279	557,788	555,697	536,121
Total deposits	$1,038,163	$1,066,318	$1,027,125	$1,027,307	$1,001,669

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Asset Quality Information

	For the Quarter Ended
Dollars in thousands	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Gross loan charge-offs	$3,968	$2,497	$2,545	$2,142	$2,790
Gross loan recoveries	(70)	(84)	(160)	(73)	(156)
Net loan charge-offs	$3,898	$2,413	$2,385	$2,069	$2,634

Net loan charge-offs to average loans (annualized)	1.63%	1.00%	0.99%	0.86%	1.08%
Allowance for loan losses	$14,122	$17,020	$17,933	$17,820	$17,890
Allowance for loan losses as a percentage
of period end loans	1.50%	1.77%	1.88%	1.86%	1.85%
Nonperforming assets:
Nonperforming loans
Commercial	$3,996	$4,763	$5,002	$5,343	$6,476
Commercial real estate	1,695	1,525	2,556	2,803	3,536
Commercial construction and development	-	-	-	428	662
Residential construction and development	11,505	13,076	13,641	16,333	16,735
Residential real estate	13,605	16,869	16,522	18,809	18,550
Consumer	91	72	55	88	78
Total nonperforming loans	30,892	36,305	37,776	43,804	46,037
Foreclosed properties
Commercial	-	-	-	-	-
Commercial real estate	10,310	11,779	11,835	11,802	12,029
Commercial construction and development	11,492	16,670	17,597	17,683	18,632
Residential construction and development	21,591	21,929	23,074	23,769	26,014
Residential real estate	3,865	4,247	3,666	2,779	3,393
Total foreclosed properties	47,258	54,625	56,172	56,033	60,068
Other repossessed assets	2	19	6	-	-
Total nonperforming assets	$78,152	$90,949	$93,954	$99,837	$106,105

Nonperforming loans to period end loans	3.29%	3.77%	3.96%	4.57%	4.76%
Nonperforming assets to period end assets	5.70%	6.54%	6.77%	7.11%	7.49%

Loans Past Due 30-89 Days
	For the Quarter Ended
In thousands	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012

Commercial	$199	$27	$180	$874	$300
Commercial real estate	626	2,161	437	1,264	1,787
Construction and development	698	64	-	56	293
Residential real estate	4,479	4,522	6,170	4,346	5,763
Consumer	286	277	326	313	408
Other	53	-	-	-	-
Total	$6,341	$7,051	$7,113	$6,853	$8,551

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates
Q2 2013 vs Q2 2012

	Q2 2013			Q2 2012
	Average	Earnings /	Yield /	Average	Earnings /	Yield /
Dollars in thousands	Balances	Expense	Rate	Balances	Expense	Rate

ASSETS
Interest earning assets
Loans, net of unearned interest
Taxable	$950,397	$12,735	5.37%	$966,068	$13,960	5.81%
Tax-exempt	5,466	98	7.19%	6,820	123	7.25%
Securities
Taxable	227,629	926	1.63%	234,196	1,554	2.67%
Tax-exempt	71,489	874	4.90%	71,077	1,007	5.70%
Interest bearing deposits other banks
and Federal funds sold	8,533	2	0.09%	23,671	12	0.20%
Total interest earning assets	1,263,514	14,635	4.65%	1,301,832	16,656	5.15%

Noninterest earning assets
Cash & due from banks	4,525			4,266
Premises & equipment	21,018			21,656
Other assets	111,981			123,796
Allowance for loan losses	(15,702)			(18,503)
Total assets	$1,385,336			$1,433,047

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
Interest bearing
demand deposits	$178,875	$62	0.14%	$166,309	$82	0.20%
Savings deposits	197,362	287	0.58%	208,277	351	0.68%
Time deposits	580,760	2,471	1.71%	535,649	2,926	2.20%
Short-term borrowings	13,985	9	0.26%	15,901	11	0.28%
Long-term borrowings and
subordinated debentures	199,963	1,975	3.96%	295,838	2,936	3.99%
Total interest bearing liabilities	1,170,945	4,804	1.65%	1,221,974	6,306	2.08%

Noninterest bearing liabilities
Demand deposits	96,059			93,995
Other liabilities	7,616			11,050
Total liabilities	1,274,620			1,327,019

Shareholders' equity - preferred	9,322			9,326
Shareholders' equity - common	101,394			96,702
Total liabilities and
shareholders' equity	$1,385,336			$1,433,047

NET INTEREST EARNINGS		$9,831			$10,350

NET INTEREST MARGIN			3.12%			3.20%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates
YTD 2013 vs YTD 2012

	YTD 2013			YTD 2012
	Average	Earnings /	Yield /	Average	Earnings /	Yield /
Dollars in thousands	Balances	Expense	Rate	Balances	Expense	Rate

ASSETS
Interest earning assets
Loans, net of unearned interest
Taxable	$955,425	$25,569	5.40%	$969,965	$28,239	5.85%
Tax-exempt	5,714	203	7.16%	7,034	253	7.23%
Securities
Taxable	221,998	1,955	1.78%	234,584	3,252	2.79%
Tax-exempt	75,297	1,842	4.93%	71,318	2,111	5.95%
Interest bearing deposits other banks
and Federal funds sold	8,023	3	0.08%	24,277	24	0.20%
Total interest earning assets	1,266,457	29,572	4.71%	1,307,178	33,879	5.21%

Noninterest earning assets
Cash & due from banks	4,384			4,169
Premises & equipment	21,059			21,818
Other assets	113,334			124,321
Allowance for loan losses	(16,632)			(18,377)
Total assets	$1,388,602			$1,439,109

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
Interest bearing
demand deposits	$176,811	$132	0.15%	$163,228	$164	0.20%
Savings deposits	196,464	597	0.61%	210,030	733	0.70%
Time deposits	577,669	4,859	1.70%	543,169	6,176	2.29%
Short-term borrowings	20,872	26	0.25%	15,145	16	0.21%
Long-term borrowings and
subordinated debentures	204,584	4,001	3.94%	300,433	5,996	4.01%
	1,176,400	9,615	1.65%	1,232,005	13,085	2.14%
Noninterest bearing liabilities
Demand deposits	94,501			90,498
Other liabilities	7,632			11,323
Total liabilities	1,278,533			1,333,826

Shareholders' equity - preferred	9,324			9,326
Shareholders' equity - common	100,745			95,957
Total liabilities and
shareholders' equity	$1,388,602			$1,439,109

NET INTEREST EARNINGS		$19,957			$20,794

NET INTEREST MARGIN			3.18%			3.20%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

	For the Quarter Ended		For the Six Months Ended
Dollars in thousands	6/30/2013	6/30/2012	6/30/2013	6/30/2012

Net income applicable to common shares - excluding
realized securities gains, gains/(losses) on sales of
assets, other-than-temporary impairment of securities
and write-downs of foreclosed properties	$2,340	$1,941	$4,556	$4,106

Realized securities gains/(losses)	(57)	320	(16)	1,485
Applicable income tax effect	21	(118)	6	(549)
(Losses) on sales of assets	(512)	(523)	(552)	(599)
Applicable income tax effect	189	194	204	222
Other-than-temporary impairment of securities	(27)	(106)	(80)	(335)
Applicable income tax effect	10	39	30	124
Write-downs foreclosed properties	(1,494)	(1,631)	(2,423)	(3,543)
Applicable income tax effect	553	603	897	1,311
	(1,317)	(1,222)	(1,934)	(1,884)
GAAP net income applicable to common shares	$1,023	$719	$2,622	$2,222

Diluted earnings per common share - excluding
realized securities gains, gains/(losses) on sales of
assets, other-than-temporary impairment of securities
and write-downs of foreclosed properties	$0.27	$0.22	$0.52	$0.47

Realized securities gains/(losses)	(0.01)	0.03	-	0.15
Applicable income tax effect	-	(0.01)	-	(0.06)
Gains (losses) on sales of assets	(0.05)	(0.05)	(0.06)	(0.06)
Applicable income tax effect	0.02	0.02	0.02	0.02
Other-than-temporary impairment of securities	-	(0.01)	(0.01)	(0.03)
Applicable income tax effect	-	-	-	0.01
Write-downs of foreclosed properties	(0.16)	(0.17)	(0.25)	(0.37)
Applicable income tax effect	0.06	0.06	0.09	0.14
	(0.14)	(0.13)	(0.21)	(0.20)
GAAP diluted earnings per common share	$0.13	$0.09	$0.31	$0.27

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

	For the Quarter Ended		For the Six Months Ended
Dollars in thousands	6/30/2013	6/30/2012	6/30/2013	6/30/2012

Total revenue - excluding realized securities gains,
other-than-temporary impairment of securities and
write-downs of foreclosed properties	$12,279	$12,739	$24,797	$25,512

Realized securities gains/(losses)	(57)	320	(16)	1,485
(Losses) on sales of assets	(512)	(523)	(552)	(599)
Other-than-temporary impairment of securities	(27)	(106)	(80)	(335)
Write-downs of foreclosed properties	(1,494)	(1,631)	(2,423)	(3,543)
	(2,090)	(1,940)	(3,071)	(2,992)
GAAP total revenue	$10,189	$10,799	$21,726	$22,520

Total noninterest income - excluding realized securities
gains, other-than-temporary impairment of securities
and write-downs of foreclosed properties	$2,775	$2,768	$5,535	$5,523

Realized securities gains/(losses)	(57)	320	(16)	1,485
(Losses) on sales of assets	(512)	(523)	(552)	(599)
Other-than-temporary impairment of securities	(27)	(106)	(80)	(335)
Write-downs of foreclosed properties	(1,494)	(1,631)	(2,423)	(3,543)
	(2,090)	(1,940)	(3,071)	(2,992)
GAAP total noninterest income	$685	$828	$2,464	$2,531